UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Definitive Information Statement

Max Sound Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Max Sound Corporation

8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER IN LIEU OF A MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTEDNOT TO SEND US A PROXY.

To the stockholders entitled to vote beneficially owning five (5%) or more of Common Stock as of Record Date of Max Sound Corporation:

The enclosed information statement (“Information Statement”) is being furnished by Max Sound Corporation, a Delaware corporation (the“Company”), to the holders of record of our common stock, par value $0.00001 per share (“Common Stock”),at the close of business onApril 13, 2017, respectively (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, asamended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders entitled to vote as of the Record Date of theapproval by unanimous written consent of requisite holder of a majority our Common Stock of the filing of certificate of amendment described herein (the“Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation to increase the number ofauthorized shares ofCommon Stock(the “Action”).Specifically, on April 4, 2017, the Company with the consent of the Majority Shareholder and Unanimous Written Consent of the Board of Directors filed with the State of Delaware an Amended Certificate of Incorporation increasing the authorized shares of Common Stock by 600,000,000 shares of Common Stock from 1,650,000,000 million shares of common stock to 2,250,000,000 shares of Common Stock.

The Certificate of Amendment was approved by the Board of Directors (the “Board”) of the Company on April 4, 2017,and the Company with the Unanimous Written Consent of the Majority Shareholder and Unanimous Written Consent of the Board filed with the State of Delaware on April 4, 2017 an Amended Certificate of Incorporation increasing the authorized shares of Common Stock by 600,000,000 shares of Common Stock from 1,650,000,000 shares of common stock to 2,250,000,000 shares of Common Stock. The Company had received unanimous written consent in lieu of a meeting of stockholders from the Majority Shareholder to approve the Certificate of Amendment as of the Record Date (together, the “Majority Stockholder”).

Accordingly, as of April 4, 2017, the Company had received the unanimous written consent from the MajorityStockholder to approve the Action. Your consent is not required and is not being solicited in connection with the approvalof the Certificate of Amendment. The Certificate of Amendment wasfiled with the Secretary of State of the State of Delaware on April 4, 2017, respectively. The Certificate of Amendment willnot become effective, until the date that is at least 20 days after the enclosed Information Statement is mailed to ourstockholders of record entitled to votebeneficially owning five (5%) or more of the Company’s Common Stock, and preferred stockholder. We have attached as Exhibit A hereto a form of the Certificate of Amendment filed with the Delaware.

The Action taken by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law (the“DGCL”) and Section 2.06 of our Amended and Restated Bylaws (the “Bylaws”), which provide that any action that may betaken at a meeting of the stockholders may be taken by the written consent of the holders of the number of shares of votingstock required to approve the Action at a meeting. On such basis, to eliminate the need to hold a special meeting of our Common Stock holders of Record Date and Preferred stockholder, the Action was approved by the Majority Stockholder of the Company by unanimouswritten consent in accordancewith the DGCL and the Bylaws. This Information Statement is being furnished to our stockholders as of the Record Date inaccordance with Section 14(c) of the Exchange Act, and the rules promulgated by the Securities and Exchange Commissionthereunder, solely for the purpose of informing our stockholders of the Action taken by the unanimous written consent before theybecome effective.

The purpose and effect of the Certificate of Amendment is to increase the number of authorized shares ofCommonStock.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT April 13, 2017 TOSTOCKHOLDERS OF RECORD ENTITLED TO VOTE ON THE RECORD DATE. THIS IS NOT A NOTICE OF SPECIAL MEETING OFSTOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERWHICH IS DESCRIBED HEREIN.

Sincerely,

John Blaisure

Chief Executive Officer

Max Sound Corporation

8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039

INFORMATION STATEMENT

GENERAL INFORMATION

Max Sound Corporation, a Delaware corporation, with its principal executive offices located at 8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039is sending you this Information Statement to notify you ofthe Action that the requisite holders entitled to vote beneficially owning five (5%) or more of our Common Stock have taken by written consent this Action in lieu of a meeting of stockholders.References in this Information Statement to the “Company,” “we,” “our,” “us” and “Tribune” are to Max Sound Corporation.

The Record Date for determining stockholders of record entitled to receive this Information Statement was the close ofbusiness on April 13, 2017, respectively(the “Record Date”). Copies of this Information Statement are being mailed on or aboutApril 13, 2017to the Stockholders of record on the Record Date of the outstanding shares of our Common Stock, par value $0.00001 per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Action being taken pursuant tothe written consent can become effective is 20 days after the first mailing or other delivery of this Information Statement toour stockholders beneficially owning (five) 5% of our Common Stock as of the Record Date entitled to vote.

Dissenters’ Rights of Appraisal

No dissenter’s rights are afforded to our stockholders under Delaware law as a result of the adoption of the Action.

ACTION: APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED ANDRESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE AN INCREASE IN THE NUMBER OFAUTHORIZED SHARES OF COMMON STOCK

On April 4, 2017, our Board approved the adoption of the Certificate of Amendment to our Amended andRestated Certificate of Incorporation, which authorizes an increase in the number of authorized shares of CommonStock from 1,650,000,000 shares of Common Stock to 2,250,000,000 shares of common stock, and the Company with the written unanimous consent of the Majority Shareholder and Unanimous Written Consent of the Board of Directors filed with the State of Delaware an Amended Certificate of Incorporation increasing the authorized shares of Common Stock by 600,000,000 shares of Common Stock. No further action of ourstockholders is required to approve the adoption of the Certificate of Amendment. You are hereby being provided withnotice of the approval of such amendment by less than unanimous written consent of our stockholders. The filed Certificate of Amendment is attached as Exhibit A hereto.

Promptly after the 20th day after the date this Information Statement has been sent to stockholders, we intend to take allother required actions to complete the adoption of the Certificate of Amendment consistent with the foregoing.

We are currently authorized by our Amended and Restated Certificate of Incorporation to issue 2,250,000,000 shares of Common Stock, as of the Record Date.

The additional shares of Common Stock authorized under the Certificate of Amendment have rights identical tothe currently outstanding Common Stock of the Company. Except as otherwise required by law or expresslyprovided in our Amended and Restated Certificate of Incorporation, a holder of Common Stock shall not beentitled to vote on any matter submitted to a vote of our stockholders except that (i) a holder of Common Stock shallbe entitled to one vote per share and shall be entitled to vote as a separate class on any amendment, alteration, change orrepeal of any provision of our Certificate of Incorporation that adversely affects the powers, preferences or special rights ofthe Common Stock in a manner different from the powers, preferences or special rights of the Common Stockand (ii) a holder of Common Stock shall be entitled to one vote per share, voting together with the holders ofCommon Stock as a single class, on certain non-ordinary course transactions to the extent that such transaction is submittedto a vote of the holders of Common Stock. The holders of our Common Stock are entitled to receive dividends when, as, and if declared by our Board out of funds legally available therefore.

Considerations Relating to the Increase in Common Stock Authorized Shares

The purpose and effect of the latest Certificate of Amendment is to increase the number of authorized shares of CommonStock. The Board believes that it is in the best interests of the Company for the number ofauthorized shares of the Company’s Common Stock so as to accommodate any conversion of shares of Common Stock at any time and from time to time, to issue the Company Common Stock in exchange for the Company’s senior debt and for Company expansion purposes including capital equity and debt funding. Specifically, increasing the number of authorized shares of Common Stock provides the Company with the appropriate flexibility to pursue finance and corporate opportunitiesinvolving our Common Stock, which may include private or public offerings of our equity securities, or to issue stockdividends. There are no specific agreements in principle related directly to the increase of authorized shares.

The disadvantages include dilution to existing Shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our Common Stock to decline.

The shares of Common Stock will be available for issuance by the Board for propercorporate purposes as described herein from time to time. The issuance of additional shares of common stock in the future would have the effect of diluting earnings per share, votingpower and common shareholdings of stockholders and could cause a reduction in the market price of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of April 4, 2017, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on967,489,208shares of our CommonStock, 10,000,000 shares of our Preferred Stock, authorized but not issued, and 5,000,000 of our Preferred Stock issued as of the Record Date.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Beneficial Owners of More than 5%:
Name	Address	Shares Beneficially Owned	Percentage of Class
Greg Halpern	8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039	5,000,000 Series A Convertible Preferred Stock	33.4%
Harvey Vechery	16035 East Arrow Highway Irwindale, CA 91706	67,310,607	6.96%
Directors and Named Executive Officers
Greg Halpern	8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039	120,000,000 Common Stock as if converted as of the Record Date	12.40%
Greg Halpern	8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039	2,510,933 Common Stock	*
John Blaisure	8837 Villa La Jolla Drive, Unit 12109, La Jolla, California, 92039	28,300,960 Common Stock	*

•	per the Certificate of Designation, Preference and Rights of Series “A” Preferred Stock of Max Sound Corp., the holder of the share of Series “A” Preferred Stock shall have voting rights and powers equal to the numbers of votes more than one-third of all votes entitled to be cast as of such Record Date by all holders of capital stock of the Corporation so as to ensure that the votes entitle to be cast by the holder of the share of Series “A” Preferred Stock shall be equal to at least thirty-three percent (33.4%) of all votes entitled to be cast. Therefore, Greg Halpern,has voting control and holds at least 33.4% of the voting power of the Corporation.

* Represents less than one percent

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Action,other than as discussed herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple security holders sharing an address unless we have receivedcontrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver aseparate copy of this Information Statement and any future annual reports and information statements to any security holderat a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of thisInformation Statement and any future annual reports and information statements to any security holder or holders sharing anaddress to which multiple copies are now delivered.

COSTS OF THE INFORMATION STATEMENT

We are mailing this Information Statement and will bear the costs associated therewith. We are not making anysolicitation.

AVAILABLE INFORMATION

We are required to file annual, quarterly and current reports and other information with the SEC. Our filings with theSEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on ourcorporate website at www.maxsound.com. The information we file with the SEC or contained on, or linked to through,our corporate website or any other website that we may maintain is not part of this Information Statement. You may also readand copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.